Exhibit 99.1

Welcome Investors March 2022 Welcome Investors August 2025

# Forward Looking Statements

Certain statements in this presentation may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or the Company's future financial or operating performance and may be identified by words such as "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, but are not limited to, statements about the Company's prospects; the demand for its products, the well-being and availability of the Company's employees, the continuing operation of the Company's locations, delayed payments by the Company's customers and the potential for reduced or canceled orders; statements about expectations regarding customer inventory levels; statements about the Company's acquisition strategies and opportunities and the Company's growth potential and strategies for growth; expectations regarding customer demand; expectations regarding the Company's liquidity and capital resources, including the sufficiency of its cash reserves and the availability of borrowing capacity to fund operations and/or potential future acquisitions; anticipated revenues and the timing of such revenues; expectations about shifting the Company's book of business to higher-margin, longer-run opportunities; anticipated trends and potential advantages in the different markets in which the Company competes, including the medical, aerospace and defense, automotive, consumer, electronics, and industrial markets, and the Company's plans to expand in certain of its markets; statements regarding anticipated advantages the Company expects to realize from its investments and capital expenditures; statements regarding anticipated advantages to improvements and alterations at the Company's existing plants; expectations regarding the Company's manufacturing capacity, operating efficiencies, and new production equipment; statements about new product offerings and program launches; statements about the Company's participation and growth in multiple markets; statements about the Company's business opportunities; and any indication that the Company may be able to sustain or increase its sales, earnings or earnings per share, or its sales, earnings or earnings per share growth rates.

Investors are cautioned that such forward-looking statements involve risks and uncertainties that could adversely affect the Company's business and prospects, and otherwise cause actual results to differ materially from those anticipated by such forward-looking statements, or otherwise, including without limitation: our financial condition and results of operations, including risks relating to substantially decreased demand for the Company's products; risks relating to the potential closure of any of the Company's facilities or the unavailability of key personnel or other employees; risks that the Company's inventory, cash reserves, liquidity or capital resources may be insufficient; risks relating to delayed payments by our customers and the potential for reduced or canceled orders; risks related to customer concentration; risks related to global conflict or civil unrest to the efficacy of our manufacturing process; risks associated with the identification of suitable acquisition candidates and the successful, efficient execution of acquisition transactions, the integration of any such acquisition candidates, the value of those acquisitions to our customers and shareholders, and the financing of such acquisitions; risks related to our indebtedness and compliance with covenants contained in our financing arrangements, and whether any available financing may be sufficient to address our needs; risks associated with efforts to shift the Company's book of business to higher-margin, longer-run opportunities; risks associated with the Company's entry into and growth in certain markets; risks and uncertainties associated with seeking and implementing manufacturing efficiencies and implementing new production equipment; risks associated with governmental regulations and/or sanctions affecting the import and export of products, including global trade barriers, additional taxes, tariff increases, cash repatriation restrictions, retaliations and boycotts between the U.S. and other countries; risks associated with domestic, regional and global political risks and uncertainties; risks and uncertainties associated with growth of the Company's business and increases to sales, earnings and earnings per share; risks relating to cybersecurity, including cyber-attacks on the Company's information technology infrastructure, products, suppliers, customers and partners, and cybersecurity-related regulations; risks associated with our or third-party use of artificial intelligence technologies; risks associated with new product and program launches; risks relating to our performance and the performance of our counterparties under the agreements we have entered into; the risk that our two largest customers, on whom we depend for a substantial portion of our annual revenues, will not purchase the expected volume of goods under the supply agreements we have entered into with them because, among other things, they no longer require the products at all or to the degree they anticipated or because, among other things, Intuitive Surgical SARL, our largest customer, decides to manufacture the products itself or through one of its affiliates it obtains the products from other listed suppliers specified in our agreement; the risk that we will not achieve expected rebates under the applicable supply agreement; and risks relating to our ability to maintain increased levels of production at profitable levels, if at all; or to continue to increase production rates and risks relating to disruptions and delays in our supply chain or labor force. Accordingly, actual results may differ materially.

Use of Non-GAAP Financial Measures

This presentation includes non-generally accepted accounting principles ("GAAP") performance measures. The Company uses these non-GAAP financial measures to facilitate management's financial and operational decision-making, including evaluation of the Company's historical operating results. The Company's management believes these non-GAAP measures are useful in evaluating the Company's operating performance and are similar measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company's business. By providing these non-GAAP measures, the Company's management intends to provide investors with a meaningful, consistent comparison of the Company's performance for the periods presented. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company's definition of these non-GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same industry.

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Who We Are UFP Technologies is a contract development and manufacturing organization (CDMO) that specializes in single use polymer based, medical devices 3 Ticker: UFPT Headquarters: Newburyport, MA Annual Revenue: ~$ 600 million 1 ~4,000 + Associates/ Temps Established: 1963 20 Manufacturing Facilities Key Stats: 6 Innovation Centers Market Cap: ~$ 1.95 Billion 2 26 of top 30 Medical OEM’s 1 . Pro - forma revenue includes recent acquisitions 2. As of 08/05/2025

We help our customers get their medical devices to market by offering expertise in design, materials, and global manufacturing locations 4 Design & engineering capabilities Materials expertise Strategic locations Precision manufacturing Shaping Innovation

Our Process Innovative process from design and engineering to manufacturing and delivery 5

Product Development Business 6 We bring deep experience in flexible material - based device manufacturing, from components and packaging, to final device assembly High Margin Added Expertise Stronger Customer Relationships Long Term Manufacturing 1 2 3 4 BENEFITS

MedTech Portfolio Robotic Drapes Revascularization Device Needleless Injection Port Cleaner MedSurg Bed Negative Pressure Wound Therapy Patient Safety 7

$518 billion, 6.3% CAGR 1 Global Medical Device Market Customers include 26 of the top 30 largest medical device manufacturers in the world 2 1. Fortune Business Insights - $518 billion as of 2023. 6.3% CAGR for a forecast period of 2024 - 2032. 2. Medical Design & Outsourcing 2024 MedTech Big 100. 3. Annual mix of revenue through June 2025. 4. 2020 Medical Device Contract Development and Manufacturing Report. MedTech MedTech Revenue by Segment 3 Global Medical Device CDMO Market 4 : $101B | 11% CAGR • Single Use Medical Device • (Finished device and components) • Robotic Surgery and Drape Market • Sterile Barrier Packaging Systems UFP is uniquely focused on three medical device growth areas 8 Devices 55% RAS 29% Packaging 16%

Medical Segment Overview $518 Billion Global Device Market, 6.3% CAGR 1 Therapeutic Area % of Medical Sales 2 1 Fortune Business Insights - $518 billion as of 2023. 6.3% CAGR for a forecast period of 2024 - 2032. 2 Annual mix of revenue through June, 2025 Market Growth Mid Teens 29% Robotic Surgery LDD 23% Surfaces & Support LSD 20% Interventional & Surgical MSD 9% Infection Prevention MSD 6% Orthopedics MSD 3% Therapeutics MSD 4% Wound Care MSD 3% Diagnostics LSD 3% Other 9

# Surrounding a High-Growth End Market: Robotic Surgery

**ROBOTIC SURGERY BY THE NUMBERS**

- **Market Size**: ~$11B (2024) → ~$23.7B (2029)[1]
- **Annual Global Surgical Procedures**:
  1. *Total: 300M+ major surgeries performed annually*[2]
  2. *Soft Surgery Market: ~44 M surgeries performed annually*[2]
  3. *Market Growth Mid-Teens*[3]
- All procedures require a drape to provide an **important sterile barrier between the instrument and patient**
- Materials must allow robot to maintain full range of motion with minimal complications or time to set up

***UFPT is the leading provider of several materials / capabilities that are critical for robotic surgery drapes***



***Expertise supported by low-cost manufacturing (Dominican Republic) & vertical integration***

**Acquisition strategy centered upon adding core capabilities to our customers in key end markets**

| | |
|---|---|
| **Injection Molding** | ADVANT MEDICAL \| MOULDING |
| **Specialty Adhesives** | MARBLE MEDICAL |
| **RF Welding** | DAS MEDICAL; DIELECTRICS |
| **Die Cutting** | MARBLE MEDICAL |

1 Surgical Robotics Market: Growth, Size, Share, and Trends. Markets and MarketsTM August 2024
2 NIH 310 Million major surgeries performed each year: Geoffrey P Dobson
3 Towards Healthcare: Robotic Surgery Market Sizing

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Growth Strategy 11 Internal Growth: Market To Our Sweet Spot Strategic Acquisitions TWO - PRONGED

12 Organic Growth Opportunity Focus on high growth niche segments (MedTech – approximately 92% of revenue and growing) » Single - use, single - patient » Customer funded development Market to our sweet spot and differentiated capabilities » Leverage technology differentiation » Engineering resources » Exclusive access to specialty materials » Scale (footprint, clean room manufacturing) Expand business with existing customers » Offer complementary products and services » Additional value - add services

13 Acquisition Growth Opportunity Continue to Focus on Higher - Growth, Higher - Margin MedTech Opportunities that Create Value » Become more valuable to our customers » Strategic focus – new capability, geography, growing market segment, materials » Add scale » Look for synergistic opportunities » Cultural fit Goal is for acquisitions to be accretive within the first year. Experienced and disciplined management team with 22 acquisitions completed

0 100,000,000 200,000,000 300,000,000 400,000,000 500,000,000 600,000,000 700,000,000 2021 2022 2023 2024 2025 (TTM) MedTech Sales Over Time MedTech Sales Total Company Sales Proven Acquisition Integration Model Executing Strategy – Transformed from diversified industrial to differentiated MedTech $132 million MedTech Customer Centric MedTech M&A – Growing Segments, Differentiated Tech 14 $451 million MedTech $ 540 million MedTech 1 1 Represents MedTech and overall company sales for the twelve - month period ended June 30, 2025.

Why Invest? 15 Significant market growth opportunities Barriers to entry Strong customer relationships Experienced management team Proven growth strategy Attractive financial metrics

16 Significant Market Growth Opportunities Market Focused On » Better Patient Outcomes » Infection Prevention » Reducing Healthcare Costs Global Footprint » Bringing New Opportunities Focused on fast growing segments

Competitive Advantage » Advanced systems (extensive quality certifications) » In addition to existing equipment, engineers will design product specific innovations in order to meet customer needs Quality & Regulatory » In - house custom equipment manufacturing capabilities Custom Equipment » Numerous patents relating to foam, packaging, tool control, radio frequency welding, automotive super - forming processes, and other products » Significant manufacturing knowhow Intellectual Property » Global footprint – competition is generally smaller companies that have limited resources and access to materials Scale » Veteran engineering team for product design and development; more than 100 members of the engineering group Engineering Resources » Exclusive access to several specialty medical grade materials » Offers broad array of materials to meet customer needs » Over 60 years in business and strong supplier relationships/partnerships Greater Access to Materials 17

Proven Growth Strategy 18 Creating Shareholder Value

Financial Targets 19

Financial Targets 20 3 to 5 Year Financial Targets 12 - 18% Revenue Growth 28 - 31% Gross Margin 17 - 20% Adjusted Operating Margin

12% to 18% Targeted Revenue Growth Internal Growth + Acquisitions $0 $100 $200 $300 $400 $500 $600 $700 2020 2021 2022 2023 2024 June 2025 TTM 21 Revenue TTM = 12 - month period ended June 30, 2025

Gross Margin Target – 28% to 31% Operating Leverage from Mix Shift + Acquisition synergies + Efficiencies 22 Gross Profit Margin Target: 28 - 31% 24.9% 24.8% 25.5% 28.1% 29.1% 28.6% 18.0% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% 32.0% 2020 2021 2022 2023 2024 Q2 YTD

Adjusted Operating Margin Target - 17% to 20% Operating leverage from mix shift + acquisition synergies + efficiencies 23 Adjusted* Operating Margin Target: 17 - 20% *See non - GAAP reconciliation on slide 32 10.3% 11.1% 13.8% 16.4% 18.3% 17.7% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 2023 2024 Q2 YTD

UFP Historical Stock Performance 20 Years 24 *Measured as the percent increase from August 5 , 2005 through August 5, 2025 0% 1000% 2000% 3000% 4000% 5000% 6000% 7000% 8000% 9000% 10000% 11000% UFP Technologies (UFPT) Price % Change Russell 2000 (RUT) Price % Change S&P 500 (SPX) Price % Change 6496% 236% 414%

Mitch Rock President Newburyport, Massachusetts Ron Lataille CFO, Sr. VP & Treasurer Newburyport, Massachusetts UFP Technologies 100 Hale St. Newburyport, MA 01950 978 - 352 - 2200 investorinfo@ufpt.com www.ufpt.com

Appendix Reconciliation of Non - GAAP Results 26 (in Millions) 2020 2021 2022 2023 2024 Q2 2025 Revenue, As Reported $ 179.4 $ 206.3 $ 353.8 $ 400.1 $ 504.4 $ 299.3 Operating Income, as Reported 16.7 21.2 55.4 57.7 80.9 47.5 Add: Purchase Accounting Expenses - - - - 1.1 - Add: Acquisition Related Costs - 0.4 1.0 - 2.5 0.3 Add: Earnout Fair Value Adjustment - - 9.8 3.5 1.0 0.5 Add: Intangible Amortization 1.3 1.3 4.4 4.4 6.7 4.8 (Gain)/Loss on Sale of Fixed Assets 0.5 - (6.1) 0.1 0.1 - Less: Gain on Sale of MFT - - (15.6) - - - Adjusted Operating Income $ 18.5 $ 22.9 $ 48.9 $ 65.7 $ 92.3 $ 53.1 Adjusted Operating Margin 10.3% 11.1% 13.8% 16.4% 18.3% 17.7%